Dec. 30, 2017
10.31 Fidelity International Small Cap Opportunities Fund - AMCI PRO-07 | Fidelity® International Small Cap Opportunities Fund

The following table describes the fees and expenses that may be incurred when you buy and hold shares of the fund. In addition to the fees and expenses described below, your broker may also require you to pay brokerage commissions on purchases and sales of certain share classes of the fund.